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                                                                EXHIBIT 10.16(b)
                                                                ----------------



                                                                October   , 1987




The Ekco Group, Inc.
9234 West Belmont Avenue
Franklin Park, Illinois 60131

Centronics Corporation
10 Tara Boulevard, Suite 202
Nashua, New Hampshire 03062

Ekco Acquisition Corp.
c/o Centronics Corporation
10 Tara Boulevard, Suite 202
Nashua, New Hampshire 03062

Gentlemen:

     Reference is made to the Purchase Agreement by and between the Ekco Group, Inc. ("Ekco") and American Home Products Corporation ("AHP") dated September 7, 1984 (the "AHP - Ekco Agreement") and the letter from AHP to Ekco dated February 8, 1985 relating to the AHP - Ekco Agreement (the "1985 Letter"). All capitalized terms not defined herein, expressly or by reference, shall have the respective meanings assigned to them in the AHP - Ekco Agreement.

     Further reference is made to the Agreement of Purchase and Sale of Stock by and among The Fulcrum Partnership, AHP, certain other stockholders of Ekco (collectively, the "Sellers"), Ekco, Centronics Corporation ("Centronics") and Ekco Acquisition Corp. ("EAC") dated October , 1987 (the "Ekco - Centronics Agreement").

     Under the Ekco - Centronics Agreement, EAC has agreed to acquire from the Sellers, and the Sellers have agreed to sell to EAC, not less than ninety percent of the outstanding shares of common stock of Ekco on the terms and conditions provided for in the Ekco - Centronics Agreement. Among the conditions to the obligations of Centronics and



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The Ekco Group, Inc..
Centronics Corporation
Ekco Acquisition Corp.
September   , 1987
Page 2



EAC to consummate the transactions contemplated by the Ekco - Centronics Agreement written assurances from AHP provided for in Sections 10(i), (j) and
(k) of the Ekco - Centronics Agreement.

     Accordingly:

     1. AHP confirms that the 1985 Letter is now, and will remain after the Closing, full force and effect. AHP further agrees that, pursuant to the third paragraph of the 1985 Letter and not by way of limitation thereof, AHP has assumed and will continue to assume all Loss and Expense arising out of the matters set forth on Schedule A to this letter, except to the extent that it shall have been finally determined or agreed that any such Loss or Expense shall have arisen out of events occurring after September 7, 1984. Without limiting the generality of the foregoing or in any way the provisions of the AHP - Ekco Agreement, the 1985 Letter or the Ekco - Centronics Agreement, AHP acknowledges that AHP has undertaken, and will continue to undertake, to indemnify, hold harmless and defend you from and against the matters set forth on Schedule B hereto.

     2. AHP hereby confirms that its note financing of Ekco under the Note Agreement dated September 7, 1984 (the "Note Agreement") is, and will remain after the Closing, in full force and effect in accordance with the terms of the Note Agreement, that, to AHP's best knowledge, no breach of the Note Agreement or otherwise of such note financing has occurred, and that no event has occurred or circumstance exists which, with the passage of time or otherwise, will constitute such a breach. AHP further understands that Ekco will pay in full at the time of the permanent financing of the Ekco - Centronics transaction the Subordinated Promissory Note, Series A, dated September 7, 1984, in the principal amount of $10,000,000.

     3. AHP confirms that the representations and warranties in Section 2.14 of the AHP - Ekco Agreement were true and correct as and through the closing of the transactions provided for in the AHP - Ekco Agreement.


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The Ekco Group, Inc..
Centronics Corporation
Ekco Acquisition Corp.
September   , 1987
Page 3



     AHP agrees that, in satisfaction of the conditions of Section 10(i), (j) and (k) of the Ekco - Centronics Agreement, it will deliver to Centronics and EAC at the Closing a certificate certifying as of the Closing that the confirmations, representations and warranties in this letter remain true and correct in all respects.

     AHP further confirms that, to AHP's best knowledge, no breach of the AHP - Ekco Agreement by Ekco presently exists.

     Except as expressly provided herein and in the 1985 Letter, all other terms and conditions of the AHP - Ekco Agreement and of the Ekco - Centronics Agreement remain in full force and effect.

     If you are in agreement with the foregoing, please indicate your acceptance of the terms hereof by signing the enclosed copy of this letter and forwarding same to the undersigned. The acknowledgement of the Fulcrum Partnership, on behalf of all of the Sellers, shall constitute their acknowledgement of and agreement to the foregoing.

                                        Sincerely,

                                        AMERICAN HOME PRODUCTS CORPORATION

                                        By /s/ ROBERT G. BLOUNT
                                           -----------------------------
                                                 Robert G. Blount


Accepted and Agreed to:

THE EKCO GROUP, INC.


By /s/ JOSEPH R. DUNBECK
   --------------------------

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The Ekco Group, Inc..
Centronics Corporation
Ekco Acquisition Corp.
September   , 1987
Page 4


CENTRONICS CORPORATION


By /s/ ROBERT STEIN
   --------------------------


EKCO ACQUISITION CORP.


By /s/ ROBERT STEIN
   --------------------------


Acknowledged and Agreed to:

THE FULCRUM PARTNERSHIP
(for itself and the other Sellers)
By GIBBONS, GREEN, VON AMERONGEN

By /s/ [Illegible]
   --------------------------
     a general partner,
       duly authorized